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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) : JUNE 30, 2002

                           COMMISSION FILE NO. 1-10403


  TEPPCO PARTNERS, L.P.                                         DELAWARE
  TE PRODUCTS PIPELINE COMPANY,
           LIMITED PARTNERSHIP                                  DELAWARE
  TCTM, L.P.                                                    DELAWARE
  TEPPCO MIDSTREAM COMPANIES, L.P.                              DELAWARE
  JONAH GAS GATHERING COMPANY                                   WYOMING
  VAL VERDE GAS GATHERING COMPANY, L.P.                         DELAWARE
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)   (STATE OF INCORPORATION
                                                             OR ORGANIZATION)

                                   76-0291058
                                   76-0329620
                                   76-0595522
                                   76-0692243
                                   83-0317360
                                   48-1260551
                                (I.R.S. EMPLOYER
                             IDENTIFICATION NUMBER)


                               2929 ALLEN PARKWAY
                                  P.O. BOX 2521
                            HOUSTON, TEXAS 77252-2521
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (713) 759-3636
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS


     FINANCIAL INFORMATION FOR THE GENERAL PARTNER OF TEPPCO PARTNERS, L.P.

         We are filing the consolidated balance sheet of Texas Eastern Products Pipeline Company, LLC and subsidiary as of June 30, 2002 (unaudited), and December 31, 2001, which are incorporated herein by reference to Exhibit 99.1. Texas Eastern Products Pipeline Company, LLC is the General Partner of TEPPCO Partners, L.P.

         Additionally, we have included as an exhibit an auditors' consent to the incorporation by reference of this report in previously filed registration statements.


ITEM 7.  STATEMENTS AND EXHIBITS

         (c)  EXHIBITS:

              Exhibit
              Number       Description
              -------      -----------
              23.1         Consent of KPMG LLP.

              99.1         Consolidated Balance Sheets of Texas Eastern Products
                           Pipeline Company, LLC and subsidiary as of June 30,
                           2002 (unaudited) and December 31, 2001.



                                       2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TEPPCO Partners, L.P.
                              (Registrant)

                              By: Texas Eastern Products Pipeline Company, LLC
                                  General Partner


                                     /s/ CHARLES H. LEONARD
                                     ----------------------
                                       Charles H. Leonard
                             Senior Vice President and Chief Financial Officer


Date: October 9, 2002


                                       3
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                                 EXHIBIT INDEX


                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------
                  23.1     Consent of KPMG LLP.

                  99.1     Consolidated Balance Sheets of Texas Eastern Products
                           Pipeline Company, LLC and subsidiary as of June 30,
                           2002 (unaudited) and December 31, 2001.